UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 22, 2006

                          Lounsberry Holdings III, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-51379               51-0539830
(State or other jurisdiction  (Commission File Number)   (IRS Employer
     of incorporation)                                 Identification No.)



             51 Everett Drive; Suite A-20; West Windsor Professional
                      Center, Princeton Junction, NJ 08550
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (609)799-1889


                                       N/A
           ----------------------------------------------------------
           (Former Name and Address if Changed since the last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

      On March 22, 2006, Meiyi Xia, the President of Lounsberry Holdings III, Inc. (the "Company"), resigned her position as President of the Company. The Board of Directors accepted her resignation on the same day and appointed her as Vice President to assist the Company to conduct business in the United States.

      Ms. Xia's resignation is not a result of any disagreement with the Company on any matter, including any matter related to the operations, policies or practices of the Company.

      The Company has not appointed any person to fill in the vacancy created by the resignation of Ms. Xia.




                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2006

                                             Lounsberry Holdings III, Inc.

                                             By: /s/ Senshan Yang
                                             ------------------------------
                                             Name:  Senshan Yang
                                             Title: Chief Executive Officer